EX-32.1 4 d49324exv32w1.htm CERTIFICATION OF CEO PURSUANT TO SECTION 906

Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
     I, Dennis G. McLaughlin, III, Chief Executive Officer of Earth Biofuels, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:
     (1) the Quarterly Report on Form 10-QSB/A of the Company for the nine months ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 20, 2007

/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III
Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.